Exhibit 10.23

SECOND amendment to

amended and restated

Limited Liability Company Agreement

FOR

BR-NPT SPRINGING ENTITY, LLC,

A DELAWARE LIMITED LIABILITY COMPANY

This SECOND Amendment to amended and restated Limited Liability Company Agreement (this “Second Amendment”) is made as of the 2nd day of April, 2014, by BR-NORTH PARK TOWERS, LLC, as managing member (the “Manager”), for itself and on behalf of the members set forth on Schedule A hereto (collectively, the “Members”).

WHEREAS, an Amended and Restated Limited Liability Company Agreement dated April 30, 2013, as amended by that certain First Amendment to Amended and Restated Limited Liability Company Agreement (as so amended, the “LLC Agreement”) for BR-NPT Springing Entity, LLC (the “Company”), was previously entered into by and among the Members and the Manager.

WHEREAS, the Company on the date hereof has sold the Property to BRG North Park Towers, LLC (Delaware LLC) (“BRG”) in exchange for limited partnership units totaling 3.5% of the limited partnership in Bluerock Residential Holdings, L.P. (Delaware LP) (“OP”), the operating partnership of Bluerock Residential Growth REIT, Inc. (Maryland corporation) (“REIT”), pursuant to that certain Contribution Agreement between REIT and the Company dated March 10, 2014.

WHEREAS, BRG has assumed the Loan and the Company is no longer liable for same.

WHEREAS, the parties hereto wish to amend the LLC Agreement as hereinafter provided.

NOW, THEREFORE, the parties hereto modify and amend the LLC Agreement, effective as of the date hereof, as follows:

1.          Section 2.03 of the LLC Agreement is hereby modified and amended to delete the second sentence thereof.

2.          Sections 7.05 (b), (c) and (e) of the LLC Agreement are deleted in their entirety.

3.          Section 9.01 of the LLC Agreement is deleted in its entirety.

4.          Section 9.03 of the LLC Agreement is deleted in its entirety.

5.          Section 11.01(e) of the LLC Agreement is deleted in its entirety.

6.          This Second Amendment is intended to be effective from and after the date set forth above.

[SIGNATURE ON FOLLOWING PAGE]

IN WITNESS WHEREOF the undersigned has duly executed this Second Amendment as of the date first set forth above.

MANAGER:	BR-NORTH PARK TOWERS, LLC,
a Delaware limited liability company

	By:	Bluerock Real Estate, L.L.C.,
a Delaware limited liability company,
its manager

		By:	/s/ Jordan Ruddy
Jordan Ruddy
Authorized Signatory

2

SCHEDULE A

MEMBERS

2,350,000.0000
900.00
100.00

Schedule A

Members	No. of Units
Ralph N. Schmidt, Jr. Trust	0.9009
Linda Bergsnev	1.0811
Benjamin H. Aiken and Susan B. Aiken Living Trusts	1.4486
James R. Mathwig and Donna S. Mathwig	1.2252
Vasco Four Twenty-Seven River, LLC	0.3604
Cool Properties LLC, a California LLC	13.9430
Martin Dent and Karen F. Finell	1.8018
Barbara Hopewell	0.9009
The Royle Family Trust ,Stagg Fiduciary Trustee	0.3604
Gene 5520 Connecticut, LLC	0.9009
William D. Boyd and Robin M. Boyd	10.2340
The Gary and Catherine White Trust	9.0089
Thomas P. Patterson and Judith T. Patterson	1.1892
Peter Paul Mattingly and Jerome A. Serszen	8.0242
Nolan T. Higa and Kimberlee K. Higa	12.6132
Kelly D. Brandt and Annie E. Brandt	7.2068
Weldon Lee and Barbara Ann Daines 1986 Trust	9.7302
Warden Family Trust	10.6039
Dennis D Law Trust	4.5045
The Lyman Family Revocable Trust	4.5045
Richard A. Saenz	4.7932
Frank J. Scolaro Jr.	0.6234
Albert Bianchi	0.3820
Michael Schindel	0.3928
StoneVest Limited Partnership	15.0000
David L. Kuchenthal and Janet J. Olson Revocable Living Trust	6.3060
Couverley Trust TIC Investment Partnership	1.3116
The Irish Partnership	10.0000
Katherine L. Bishop and Denise Karas	10.0000
Martin Perlmutter and Mary Bowles	5.7651
Henry and Sophia Sander	9.0102
Lester W Heuser	1.0811
Richard and Mary Wall	1.0000
The HBN Winter 2003 Family Trust	0.6306
Mary Katherine Fry, Trustee, The Fry Living Trust	1.8025
Rodney A. Maurice Irr. Trust	7.2068
Domenick and Alice Marinaro	1.9623
Xenia, LLC	0.7748
Wayne and Lynne Armstrong	0.1809
Margaret Chappell	0.0904
Pearl Rachlin	0.0904
Jeffrey C. West	0.0904
Jerald Tuchband IRA	1.8085
Robert Milstein Profit Sharing Plan	0.1085
Marc and Emma Sclafeni	0.1809
Georg Olav Andersen and Annabelle Leigh Andersen Joint Revocable Trust	0.4089
Margaret Kramer	1.8124
Witman Family Trust	0.3624
The Lois S. Bolick Living Trust dtd 2/15/99	0.1802
Charles Shanks	0.2716
Gerald L. Fleming	0.2170
Richard and Gwen Kerr	0.0904
Gary or Patricia Dwyer	0.1447
Twylla I. Warlick	0.4775
Mendlow Towers LLC	1.8909
Four B Towers LLC	6.4185
Four B Towers II LLC	1.4717
Four B Towers III LLC	1.2114
5 Harrison Towers LLC	5.8579
Currier Towers LLC	4.3487
Schleifer Towers LLC	3.2296
Duane Towers LLC	0.6969
Duane Towers II LLC	1.9623
Duane Towers III LLC	1.9623
Ruddy Towers LLC	1.5334
Ruddy Towers II LLC	0.3040
Ruddy Towers III LLC	1.9623
River Towers II LLC	0.4667
River Towers III LLC	0.3040
Kamfar Towers LLC	20.8855
BR North Park Towers, LLC	6.1380
	245.80
NPT Investors, LLC	**754.20**
	1,000.0000